Earnings/(loss) per Share	12 Months Ended
Dec. 31, 2018
Earnings/(loss) per Share [Abstract]
Earnings/(loss) per Share

11. Earnings/(loss) per Share

All common shares issued (including the restricted shares issued under the Company’s incentive plans) are the Company’s common stock and have equal rights to vote and participate in dividends. The calculation of basic earnings/(loss) per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed. For 2018, the denominator of the diluted earnings per share calculation includes 979,141 shares, being the number of incremental shares assumed issued under the treasury stock method weighted for the periods the non-vested shares were outstanding. For 2017 and 2016 and on the basis that the Company incurred losses, the effect of incremental shares would be anti-dilutive and therefore basic and diluted loss per share was the same.

Profit or loss attributable to common equity holders is adjusted by the amount of dividends on Series B Preferred Stock as follows:

	2018	2017	2016

Net income/(loss)	$16,580	$(511,714)	$(164,237)
Less dividends on series B preferred shares	$(5,769)	$(5,769)	$(5,769)
Net income/(loss) attributed to common stockholders	10,811	(517,483)	(170,006)

Weighted average number of common shares, basic	103,736,742	95,731,093	80,441,517
Incremental shares	979,141	-	-
Weighted average number of common shares, diluted	104,715,883	95,731,093	80,441,517

Earnings/(loss) per share, basic and diluted	$0.10	$(5.41)	$(2.11)